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Attorney or Party Without Attorney                       Telephone No:
(Name and Address)                                       213/935-9458
    HARRY A. OLIVAR (#035125)                       Fax: 213/935-9475
    ATTORNEY AT LAW
    426 S. ARDEN BLVD.
    LOS ANGELES, CA 90020
Attorney For (Name):  WILLIAM IMMERMAN
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Superior Court of California, County of Los Angeles
Street Address:          111 N. HILL ST.
Mailing Address:         111 N. HILL ST.
City and Zip Code:       LOS ANGELES, CA 90012
Branch Name:   CENTRAL
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Estate of (Name):
               STEPHEN J. FRIEDMAN,
               aka STEPHEN FRIEDMAN                                  Decedent
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                                    Letters
XX   Testamentary                                 of Administration
---                                          ---
     of Administration with Will Annexed          of Administration
---                                          ---
_____________________________________________________________________________
                               For Court Use Only

                                     FILED
                           LOS ANGELES SUPERIOR COURT

                                 DEC. 16, 1996
                             JOHN A. CLARKE, CLERK

                       By:   /s/ M. Rios
                          ----------------------------
                                               Deputy

                       Case Number

                                   BP-043,333
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                                    LETTERS
1.  X   The last will of the decedent named above having been proved, the
  ----  court appoints (name)
                                WILLIAM IMMERMAN
        a.   X   Executor
           ----
        b.       Administrator with will annexed
           ----

2.      The court appoints (name):
  ----
        a.       Administrator of the decedent's estate
           ----
        b.       Special administrator of decedent's estate
           ----
                 (1)      with the special powers specified in the Order
                    ----  for Probate
                 (2)      with the powers of a general administrator
                    ----

3.  X   The personal representative is authorized to administer the estate
  ----  under the Independent Administration of Estates Act  X  with full
                                                            ---
        authority     with limited authority (no authority, without court
                  ---
        supervision, to (1) sell or exchange real property or (2) grant an option to purchase real property or (3) borrow money with the loan secured by an encumbrance upon real property).

WITNESS, clerk of the court, with seal of the court affixed.

Date:  DEC. 16, 1996      JOHN A. CLARKE

Clerk, by    /s/ M. Rios        , Deputy
         -----------------------



[SEAL AFFIXED]











                                  AFFIRMATION

1.     Public Administrator: No affirmation required (Prob. Code,
  ---- Section 1140(b)).

2. X   Individual: I solemnly affirm that: I will perform the duties of
  ---- personal representative according to law.

3.     Institutional Fiduciary (name):
  ----
       I solemnly affirm that the institution will perform the duties of personal representative according to law.

       I make this affirmation for myself as an individual and on behalf of the Institution as an officer

       (Name and title):



4.  Executed on (date):  DECEMBER 4, 1996
    at (place):  LOS ANGELES, CALIFORNIA

                              /s/ WILLIAM IMMERMAN
                         ------------------------------
                                   (Signature)
                                  WILLIAM IMMERMAN

                                 CERTIFICATION

I certify that this document is a correct copy of the original on file in my office and the letters issued the personal representative appointed above have not been revoked, annulled, or set aside, and are still in full force and effect.

                                        Date:   DEC. 16, 1996
                                        Clerk, by  JOHN A. CLARKE

                                              /s/ J. KNIGHT
                                        ----------------------------
                                                   Deputy
                                                  J. KNIGHT
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